UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 3, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Boulevard, Suite 400, Burlingame, CA 94010

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (650) 685-2403

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

The company reported that the acquisition of Global Hotline, Inc. is now expected to close in June, 2005 due to a delay in the approval of the share issuance. The transaction is subject to the completion of due diligence.

We expect this acquisition to increase our stockholder’s equity by $3,100,000 to above $6,000,000 and to help us maintain our AMEX listing. This acquisition further expands our Japanese operations and provides substantial additional revenue. We expect GHI to contribute $20,000,000 to $23,000,000 in sales during 2005 and $30,000,000 to $33,000,000 in sales through March 31, 2006. We expect GHI to be profitable on a stand-alone basis starting in the third quarter of 2005 and help IA Global to achieve our goal of being profitable for 2005.

There is no guarantee the GHI transaction will close. Further, we continue to work with AMEX to maintain our listing. There is no guarantee that the company will be successful in maintaining its AMEX listing.

Item 8.01 Other Events

The company reported that at its annual stockholders meeting held on June 3, 2005, stockholders approved/ the following: (i) the election of five directors to serve for the ensuing year, (ii) an amendment to our certificate of incorporation to increase the number of shares of common stock authorized from 150,000,000 to 200,000,000.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statement in this press release concerning the projected profit and loss on the sale of Fan Club Entertainment Co Ltd, 2005 and 2006 revenues and 2005 profitability are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: June 7, 2005

By:	/s/ Alan Margerison

Alan Margerison

President and Chief Executive Officer